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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 18, 1995
                                                       -----------------
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                          R.P. SCHERER CORPORATION
           (Exact name of Registrant as specified in its charter)



              DELAWARE                                 13-3523163
      (State of Incorporation)           (I.R.S. Employer Identification Number)



      2075 WEST BIG BEAVER ROAD, TROY, MICHIGAN                48084
       (Address of principal executive offices)              (Zip code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (810) 649-0900

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ITEM 5.  OTHER EVENTS

(a) In a press release dated December 18, 1995 (filed herewith as Exhibit 99), the Company announced that John P. Cashman has informed the Company of his intention to step down from the position of Chairman and Co-Chief Executive Officer effective March 31, 1996, the end of the Company's current fiscal year. Mr. Cashman will continue to serve on R.P. Scherer Corporation's Board of Directors until re-election of the directors by the shareholders at the annual meeting in September, 1996. Mr. Cashman is expected to continue in a consulting role with respect to certain business matters that may arise after March 31, 1996.

(b) Exhibits to this Form 8-K

     EXHIBIT NUMBER                          DESCRIPTION
     --------------                          -----------

     99               Press Release of R.P. Scherer Corporation, dated December 18, 1995, announcing management change


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          R.P. SCHERER CORPORATION
                                          ------------------------
                                                (Registrant)

Date:    December 18, 1995            By: /s/ Thomas J. Stuart
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                                          Thomas J. Stuart, Vice President
                                           & Controller

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
                                EXHIBIT INDEX

     EXHIBIT NO.                         DESCRIPTION
     -----------                         -----------

     99               Press Release of R.P. Scherer Corporation, dated December 18, 1995, announcing management change